PIMCO ETF Trust
Important Notice Regarding Change in Investment Policy
Supplement dated August 21, 2026, to the Actively Managed Exchange-Traded Funds Prospectus dated October 31, 2025, as supplemented from time to time (the “Prospectus”), and the Statement of Additional Information dated October 31, 2025, as supplemented from time to time (the “SAI”)
Disclosure Related to the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (the “Fund”)
Effective October 20, 2026, the Fund may invest up to 30% of its net assets in “private activity” bonds whose interest is a tax‑preference item for purposes of the federal alternative minimum tax. Accordingly, effective October 20, 2026, the Fund’s Prospectus and SAI are revised as shown below.
Prospectus
The first sentence of the second paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus is deleted and replaced with the following:
The Fund may invest up to 30% of its net assets in “private activity” bonds whose interest is a tax‑preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax.
The following risk disclosure is added to the “Principal Risks” section of the Fund’s Summary Prospectus:
AMT Bonds Risk: the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity, economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability
SAI
The last sentence of the fifth paragraph of the “Investment Objectives and Policies – Municipal Bonds” section of the Fund’s SAI is deleted and replaced with the following:
The PIMCO Short Term Municipal Bond Active Exchange-Traded Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax.
Investors Should Retain This Supplement for Future Reference
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